UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 4, 2013

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of New Director

On December 4, 2013, the Board of Directors (the “Board”) of Twitter, Inc. (the “Company”) elected Marjorie Scardino to serve as a member of the Board, effective immediately. Ms. Scardino will serve in the class of directors whose term expires at the annual meeting of stockholders to be held in 2014. In addition, Ms. Scardino was appointed as a member of the audit committee of the Board (the “Audit Committee”), effective immediately. Ms. Scardino will replace David Rosenblatt on the Audit Committee. Mr. Rosenblatt will continue to serve on the compensation committee of the Board and the nominating and corporate governance committee of the Board.

Ms. Scardino, age 66, served as Chief Executive Officer and as a member of the board of directors of Pearson plc, a publishing and education company, from 1997 to 2012. From 1985 to 1997, Ms. Scardino served in several roles at The Economist Group, a media company, including as Chief Executive Officer. Ms. Scardino served on the board of directors of Nokia Corporation, a telecommunications company, from 2001 to April 2013. Ms. Scardino holds a B.A. in Psychology from Baylor University and a J.D. from the University of San Francisco School of Law.

In connection with her election to the Board, Ms. Scardino was granted a restricted stock unit award on December 4, 2013 covering 4,018 shares of the Company’s common stock. The restricted stock unit award will vest quarterly over one year, subject to continued service on the Board on each applicable vesting date. Notwithstanding this vesting schedule, the vesting of the restricted stock unit award granted to Ms. Scardino will vest in full upon a “change in control” (as defined in the Company’s 2013 Equity Incentive Plan). The restricted stock unit award is subject to the terms and conditions of the Company’s 2013 Equity Incentive Plan and the related restricted stock unit award agreement.

Ms. Scardino also executed the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-191552) filed with the Securities and Exchange Commission on October 3, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1*	Form of Indemnification Agreement between the Company and each of its directors and executive officers.

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-191552), filed with the Securities and Exchange Commission on October 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Richard Costolo
Richard Costolo Chief Executive Officer

Date: December 5, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Indemnification Agreement between the Company and each of its directors and executive officers.

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-191552), filed with the Securities and Exchange Commission on October 3, 2013.